UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022 (February 24, 2022)

BLACKROCK TCP CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 24, 2022, the registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2021. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On February 24, 2022, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a first quarter dividend of $0.30 per share payable on March 31, 2022 to stockholders of record as of the close of business on March 17, 2022.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits

99.1	Press Release, Dated as of February 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date: February 24, 2022	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer